EXHIBIT 10.85

AMENDMENT NO. 5

TO

FINANCING AGREEMENT

This AMENDMENT NO. 5 TO FINANCING AGREEMENT (this “Amendment”), made as of June 30, 2002, between U.S. BANK NATIONAL ASSOCIATION (formerly known as Firstar Bank, National Association), a national banking association (“Bank”) and VARI-LITE, INC., a Delaware corporation (“Borrower”),

WITNESSETH:

WHEREAS, Borrower and Bank have entered into that certain Financing Agreement, dated as of December 29, 2000, as amended by that certain Amendment No. 1 to Financing Agreement, dated as of March 30, 2001, Amendment No. 2 to Financing Agreement, dated as of June 30, 2001, Amendment No. 3 to Financing Agreement, dated as of December 31, 2001, and Amendment No. 4 to Financing Agreement, dated as of March 31, 2002 (as so amended, the “Financing Agreement”), pursuant to which Bank has made certain loans and financial accommodations available to Borrower; and

WHEREAS, Borrower and Bank desire to further amend the Financing Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower agree as follows:

1.  DEFINED TERMS.

Each defined term used herein and not otherwise defined herein has the meaning ascribed to such term in the Financing Agreement.

2.  AMENDMENT TO FINANCING AGREEMENT.

The Financing Agreement is amended, effective as of the date of this Agreement, as follows:

2.1           Amendment to Section 1.  Section 1 of the Financing Agreement shall be amended by deleting the definitions of “Applicable LIBOR Rate Margin” and “Applicable Prime Rate Margin” in their entirety and by substituting the following new definitions in lieu thereof:

“Applicable LIBOR Rate Margin” means (i) from August 1 through and excluding November 15, 2002, a rate equal to (A) 3.50% per annum with respect to Revolving Loans, and (B) 3.50% per annum with respect to the Term Loan A and the CapEx Term Loans (collectively, the “Term Loans”), and (ii) thereafter, so long as no Event of Default shall have occurred and be continuing, a per annum rate which shall adjust as of each Applicable Margin Adjustment Date based on the Leverage Ratio for the most recent four (4) fiscal quarters preceding such Applicable Margin Adjustment Date, as determined by the Bank from the quarterly reports and annual reports required by Section 8.7 and Section 8.8, respectively, in accordance with the following table:

Leverage Ratio	Applicable LIBOR Rate Margin for Revolving Loans	Applicable LIBOR Rate Margin for Term Loans
Greater than or equal to 2.5 to 1	3.50%	3.50%
Greater than or equal to 2.0 to 1 but less than 2.5 to 1	3.25%	3.25%
Less than or equal to 2.0 to 1	3.00%	3.00%

“Applicable Prime Rate Margin” means (i)  from August 1 through and excluding November 15, 2002, a rate equal to (A) 1.75% per annum with respect to Revolving Loans, and (B) 1.75% per annum with respect to the Term Loans and (ii) thereafter, so long as no Event of Default shall have occurred and be continuing, a per annum rate which shall adjust as of each Applicable Margin Adjustment Date based on the Leverage Ratio for the most recent four (4) fiscal quarters preceding such Applicable Margin Adjustment Date, as determined by the Bank from the quarterly reports and annual reports required by Section 8.7 and Section 8.8, respectively, in accordance with the following table:

Leverage Ratio	Applicable Prime Rate Margin for Revolving Loans	Applicable Prime Rate Margin for Term Loans
Greater than or equal to 2.5 to 1	1.75%	1.75%
Greater than or equal to 2.0 to 1 but less than to 2.5 to 1	1.50%	1.50%
Less than or equal to 2.0 to 1	1.25%	1.25%

2.2           Amendment to Section 8.3(b).  Section 8.3(b) of the Financing Agreement shall be amended by deleting Section 8.3(b) in its entirety and by substituting the following new Section 8.3(b) in lieu thereof:

(b)         Borrower shall deliver to Bank a borrowing base certificate in the form of Exhibit H attached hereto and incorporated herein by reference (a “Borrowing Base Certificate”), (i) for the period beginning on the first day of each month and ending on the fifteenth day of such month, no later than thirty (30) days after the beginning of each such month, and (ii) for the period beginning on the first day of each month and ending on the last day of such month, no later than fifteen (15) days after the end of each such month.  The Borrowing Base Certificate delivered with respect to the monthly period shall be reconciled to the financial statements required to be delivered pursuant to Section 8.5 hereof, and, together with such Borrowing Base Certificate, Borrower shall deliver to Bank monthly reports of Borrower’s sales, leases, credits to sales, credits to leases, or credit memoranda applicable to sales, leases, collections and non-cash charges (from whatever source, including, without limitation, sales and noncash journals or other credits to Receivables).

2.3           Amendment to Section 12(b).  Section 12(b) of the Financing Agreement shall be amended by deleting Section 12(b) in its entirety and by substituting the following new Section 12(b) in lieu thereof:

(b)Borrower or International shall commit any breach of this Agreement under Section 8, Section 10.1, Section 10.11 through Section 10.33, or Section 10.35 through Section 10.37 hereof;

2.4           Amendment to Section 10.  Section 10 of the Financing Agreement shall be amended by adding the following new Section 10.38 thereto:

10.38       Asset Appraisal.

Borrower will, no later than October 30, 2002, deliver an appraisal of Borrower’s Rental Inventory, which appraisal shall be in form and substance satisfactory to Bank, in its sole discretion.

2.5           Amendment to Exhibit J. Exhibit J to the Financing Agreement is amended in its entirety to read as set forth on Exhibit J attached hereto and by reference made a part hereof.

3.  REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank as follows:

3.1           The Amendment.  This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

3.2           Financing Agreement.  The Financing Agreement as amended by this Amendment remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.  Borrower hereby ratifies and confirms the Financing Agreement as amended by this Amendment.

3.3           Nonwaiver.  Neither the execution, delivery, performance or effectiveness of this Amendment shall operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Financing Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Financing Agreement or any other documentation executed in connection therewith.  Further, none of the provisions of this

Amendment shall constitute, or be deemed to be or construed as, a waiver of any Event of Default under the Financing Agreement as amended by this Amendment.

3.4           Reference to and Effect on the Financing Agreement.  Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Financing Agreement as amended hereby, and each reference to the Financing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement as amended hereby.

3.5           Claims and Defenses.  As of the date of this Amendment, Borrower has no defenses, claims, counterclaims or setoffs with respect to the Financing Agreement or its Obligations thereunder or with respect to any actions of the Bank or any of its officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases the Bank and each of its officers, directors, shareholders, employees, agents and attorneys from the same.

4.  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 5.

In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the each of the following conditions precedent:

4.1           Amendment No. 5 to Financing Agreement.  Bank shall have received an original counterpart of this Amendment No. 5 to Financing Agreement, executed and delivered by a duly authorized officer of Borrower.

4.2           Acknowledgment of Guarantor.  Bank shall have received an original of the attached Acknowledgment of Vari-Lite International, Inc., a Delaware corporation, executed and delivered by a duly authorized officer of Vari-Lite International, Inc..

4.3           No Material Adverse Change.  There shall have occurred no material and adverse change in the Borrower’s assets, liabilities or financial condition since the date of the last Financials delivered by Borrower to Bank nor shall there have been any material damage to or loss of any of Borrower’s assets or properties since such date.

4.4           Amendment Fee.  Borrower shall have paid Bank an amendment fee in an amount of Twenty-Five Thousand Dollars ($25,000.00).

5.  MISCELLANEOUS.

5.1           Governing Law.  This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio.  This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

5.2           Severability.  Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

5.3           Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has caused this Amendment No. 5 to Financing Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Signed and acknowledged	VARI-LITE, INC.
in the presence of:

By:
Name:
Its:

Name:

STATE OF	)
) ss:
COUNTY OF	)

The foregoing instrument was acknowledged before me this        day of August, 2002, by                               , the                                         of Vari-Lite, Inc., a Delaware corporation, on behalf of the corporation.

Notary Public

Accepted at Cleveland, Ohio,

Effective as of June 30, 2002.

U.S. BANK NATIONAL ASSOCIATION

By:
Its:

ACKNOWLEDGMENT OF GUARANTOR

The undersigned, Vari-Lite International, Inc., a Delaware corporation, having guaranteed all of the obligations of Vari-Lite, Inc. to U.S. Bank National Association (formerly known as Firstar Bank, National Association) (“Bank”), hereby acknowledges and agrees, effective as of June 30, 2002, to the terms of the foregoing Amendment No. 5 to Financing Agreement.  The undersigned represents and warrants to Bank that the Guaranty executed and delivered by the undersigned to Bank, dated as of December 29, 2000, remains the valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

VARI-LITE INTERNATIONAL, INC.

By:

Its:

STATE OF	)
) ss:
COUNTY OF	)

The foregoing instrument was acknowledged before me this        day of August, 2002, by                                     , the                      of VARI-LITE INTERNATIONAL, INC., a Delaware corporation, on behalf of the company.

Notary Public

Exhibit J

Financial Covenants

Financial Covenants.  Borrower agrees that it shall:

(A)                              Net Capital Expenditures.  Not make nor permit International to make Net Capital Expenditures in an aggregate amount exceeding $6,000,000 for any fiscal year.

(B)                                Earnings Before Interest, Taxes, Depreciation and Amortization.  Not permit International’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) to be less than the following amounts for the following periods:

EBIDTA	Period
$2,931,000	10/01/00 - 12/31/00
$6,234,000	10/01/00 - 03/31/01
$7,461,000	10/01/00 - 06/30/01
$9,491,000	10/01/00 - 09/30/01
$7,650,000	01/01/01 - 12/31/01
$6,940,000	04/01/01 - 03/31/02
$7,247,000	07/01/01 - 06/30/02
$8,500,000	10/01/01 - 09/30/02
$16,314,000	01/01/02 - 12/31/02
$16,882,000	04/01/02 - 03/31/03
$17,385,000	07/01/02 - 06/30/03
$18,123,000	10/01/02 - 09/30/03

$1,110,000	07/01/02 - 07/31/02
$2,295,000	07/01/02 - 08/31/02
$3,555,000	07/01/02 - 09/30/02

(C)                                Net Worth.  Not permit International’s Net Worth to be less than the following amounts as of the following dates:

Net Worth	Date
$45,000,000	12/31/00
$45,000,000	03/31/01
$45,000,000	06/30/01
$44,600,000	09/30/01
$44,000,000	12/31/01
$43,041,000	03/31/02
$37,200,000	06/30/02
$37,200,000	09/30/02
$47,750,000	12/31/02
$47,750,000	03/31/03
$47,750,000	06/30/03
$47,750,000	09/30/03

(D)                               Maximum Debt.  Not permit International’s Total Funded Indebtedness to exceed the following amounts at any time during the following periods:

Total Funded Indebtedness	Period
$29,000,000	01/01/01 - 06/30/01
$27,000,000	07/01/01 - 09/30/01
$25,000,000	10/01/01 - 12/31/01
$25,000,000	01/01/02 - 03/31/02
$25,000,000	04/01/02 - 06/30/02
$25,000,000	07/01/02 - 09/30/02
$25,000,000	10/01/02 - 12/31/02
$27,000,000	01/01/03 - 03/31/03
$27,000,000	04/01/03 - 06/30/03
$27,000,000	07/01/03 - 09/30/03
$27,000,000	at any time thereafter

(E)                                 Leverage Ratio.  Not permit International’s Leverage Ratio to exceed the following ratios as of the following dates:

Leverage Ratio	Date
4.65 to 1	03/31/01
3.23 to 1	06/30/01
2.56 to 1	09/30/01
2.90 to 1	12/31/01
3.05 to 1	03/31/02
3.21 to 1	06/30/02
2.76 to 1	09/30/02
1.80 to 1	12/31/02
1.75 to 1	03/31/03
1.65 to 1	06/30/03
1.65 to 1	09/30/03

(F)                                 Total Debt Service Ratio.  Not permit International’s Total Debt Service Ratio to be less than the following ratios as of the following dates:

Total Debt Service Ratio	Date
0.61 to 1	09/30/01
0.60 to 1	12/31/01
0.53 to 1	03/31/02
0.77 to 1	06/30/02
0.81 to 1	09/30/02
1.20 to 1	12/31/02
1.20 to 1	03/31/03
1.20 to 1	06/30/03
1.20 to 1	09/30/03

II.                                     Definitions

(A)                              The term “Net Capital Expenditures” for purposes of this Exhibit J shall mean the sum of  (a) International’s consolidated capital expenditures (including, but not by way of limitation, expenditures for fixed assets or leases capitalized or required to be capitalized on International’s consolidated books by purchase, lease-purchase agreement, option or otherwise), minus  (b) the net book value of capital assets previously sold and replaced by such capital expenditures.

(B)                                The term “Earnings Before Interest, Taxes, Depreciation, and Amortization” or “EBITDA” for purposes of this Exhibit J shall mean International’s consolidated earnings from operations before income taxes and interest income or expense plus depreciation, plus amortization of all non-cash charges, all as determined in accordance with generally accepted accounting principles, and shall not include any gains or losses from the sale of assets outside the normal course of business or any other extraordinary accounting adjustments or non-recurring items of income or loss.

(C)                                The term “Net Worth” for purposes of this Exhibit J shall mean the total of International’s consolidated shareholders equity, as determined in accordance with generally accepted accounting principles, consistently applied.

(D)                               The term “Total Funded Indebtedness” for purposes of this Exhibit J shall have the meaning and be determined in accordance with generally accepted accounting principles consistently applied by International on a consolidated basis in accordance with past practices.

(E)                                 The term “Leverage Ratio” for purposes of this Exhibit J shall mean:

1.             As of 03/31/01,  the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 03/31/01;

2.             As of 06/30/01, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 06/30/01;

3.             As of 09/30/01, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 09/30/01; and

4.             As of 12/31/01 and as of the last day of any fiscal quarter thereafter, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured on a four quarter trailing basis.

(F)                                 The term “Unfunded Capital Expenditure Payments” for purposes of this Exhibit J shall mean the amount of consolidated capital expenditures of International which are not financed under the CapEx Facility nor any other financing arrangement with any other person.

(G)                                The term “Total Debt Service Ratio” for purposes of this Exhibit J shall mean:

1.             For the period commencing on the 07/01/01 and ending on 09/30/01, the ratio of (a) EBITDA as measured from 01/01/01 to 09/30/01 to (b) the sum of  (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for the period 01/01/01 to 09/30/01,  plus  (ii) Unfunded Capital Expenditure Payments for the period 01/01/01 to 09/30/01, minus (iii) the US $1,000,000 Japanese principal payment paid by Vari-Lite Asia, Inc. in March, 2001;

                                                2.             For the period commencing on the 10/01/01 and ending on 12/31/01, the ratio of (a) EBITDA as measured on a four quarter trailing basis to (b) the sum of  (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for such four quarter trailing period,  plus (ii) Unfunded Capital Expenditure Payments for such four quarter trailing period,  minus  (iii) the US $1,000,000 Japanese principal payment paid by Vari-Lite Asia, Inc. in March, 2001, plus (iv) the amount of taxes paid by International on a consolidated basis during such four quarter trailing period, minus (v) the amount of Japanese taxes paid by Vari-Lite Asia, Inc. in February, 2001; and

                                                3.             For all periods after 12/31/01, the ratio of (a) EBITDA as measured on a four quarter trailing basis to (b) the sum of  (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for such four quarter trailing period,  plus (ii) Unfunded Capital Expenditure Payments for such four quarter trailing period, plus (iii) the amount of taxes paid by International on a consolidated basis during such four quarter trailing period.